UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2010

COMMUNITY FINANCIAL SHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51296	36-4387843
(State or other Jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

357 Roosevelt Road, Glen Ellyn, Illinois 60137
 (Address of principal executive offices)

 (630) 545-0900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 2.02   Results of Operations and Financial Condition.

On March 12, 2010, Community Financial Shares, Inc. (the “Company”) announced that it had revised its unaudited financial results for the quarter and year ended December 31, 2009 to reflect the increase of $600,000 to its provision for loan losses for the period ended December 31, 2009.  For more information, reference is made to the Company’s press release dated March 12, 2010, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

           Number      Description

           99.1        Press Release Dated March 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2010	By:	/s/ Eric J. Wedeen
Eric J. Wedeen
Vice President and Chief Financial Officer